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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 12, 2004

                       Renegade Venture (NEV) Corporation
                -----------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

    Nevada                          000-28575                   84-1108499
    ------                          ---------                   ----------
   (State of                     (Commission File              (IRS Employer
 Incorporation)                      Number)                 Identification No.)

                                6901 S. Park Ave.
                                Tucson, AZ 85706
                    (Address of principal executive offices)

                                 (520) 294-3481
              (Registrant's telephone number, including area code)



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                                TABLE OF CONTENTS
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Item 2. Acquisition or Disposition of Assets

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Signatures








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ITEM 2. Acquisition or Disposition of Assets

On July 29, 2004, Renegade Venture (NEV) Corporation, a Nevada corporation, ("Renegade") issued a press release (the "Press Release") announcing its completion of an acquisition of World Jet Corporation as a wholly owned subsidiary. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated into this Item 2 of this Current Report on Form 8-K as if fully set forth herein.

On July 15, 2004, Renegade entered into a Stock Purchase Agreement with the shareholders of World Jet Corporation, a privately held Nevada corporation. On July 28, 2004, Renegade completed an acquisition of 100 percent of the outstanding common stock of World Jet Corporation, currently operating in sales and brokering of aircraft parts. Renegade acquired World Jet Corporation for $1,550,000.00 in cash and notes and 1 million shares of restricted Renegade common stock. The purchase price was determined to be the going concern value of World Jet Corporation. Assets acquired include an extensive aircraft parts inventory that has been appraised, based on orderly liquidation value, at more than $3 million. All personnel of World Jet Corporation have been retained. The source of the cash funds used to acquire World Jet Corporation were received by Renegade from an equity investment by Barron Partners, LP in Renegade in exchange for restricted common stock pursuant to a private placement under Rule 506 of Regulation D as promulgated by the SEC pursuant to Section 4(2). As a result of the World Jet acquisition, World Jet Corporation became a wholly owned subsidiary of Renegade. As a result of consummating the acquisition, Renegade now has a total of 28,080,000 common shares issued and outstanding.


The common shares issued in the World Jet Corporation acquisition were not registered under the Securities Act of 1933, as amended ("Act"), but were issued in reliance upon the exemption from registration provided by Section 4 (2) of the Act, on the basis that such exchange was a transaction not involving any public offering. The certificate evidencing the shares issued in the acquisition bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an exemption from such registration requirements.

 ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) The required financial statements are anticipated to be filed within the 60 day period permitted by Item 7(b) of Form 8-K.

(b) The required pro forma financial information is anticipated to be filed within the 60 day period permitted by Item 7(b) of Form 8-K.

(c)  Exhibits. References in the Exhibits to "Buyer" refer to Renegade Venture
     NEV) Corporation.

Exhibit No.                 Document
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 2.1         Stock Purchase Agreement

99.1 Press release of Renegade, dated as of July 29, 2004 (this press release is being furnished pursuant to tem 2 of Form 8-K).


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2004
                                          Renegade Venture (NEV) Corporation


                                          (Registrant)
                                     By:  /s/ John Sawyer
                                          --------------------------------------
                                          Name:   John Sawyer
                                          Title:  President